Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of August 1, 2018 among BOINGO WIRELESS, INC., a Delaware corporation (the “Company”), New York Telecom Partners, LLC, a Delaware limited liability company (“NY Telecom” and together with the Company, each a “Borrower” and collectively, the “Borrowers”), the Guarantors, the Lenders party hereto, the L/C Issuers party hereto, and BANK OF AMERICA, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the parties have entered into that certain Credit Agreement dated as of November 21, 2014 among the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer (as amended or modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments.

(a)           The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Elauwit Acquisition” means the Acquisition by the Company or a Subsidiary of certain specified assets of Elauwit Networks, LLC, pursuant to, and as more particularly described in, the Elauwit Acquisition Agreement, in exchange for the “Purchase Price” defined in the Elauwit Acquisition Agreement.

“Elauwit Acquisition Agreement” means that certain Asset Purchase Agreement dated as of August 1, 2018, among the Company, Boingo MDU, LLC, a Delaware limited liability company, Elauwit Networks, LLC and certain affiliates of Elauwit Networks, LLC, together with all exhibits and schedules thereto.

“Elauwit Acquisition Documents” means the Elauwit Acquisition Agreement and all other agreements, instruments and documents executed and delivered in connection with the Elauwit Acquisition Agreement.

“Elauwit Earn Out Obligations” means all obligations of the Company or any Subsidiary to make the “Earnout Payments” (as defined in the Elauwit Acquisition Agreement).

“Elauwit Holdback” means the remaining payment obligations of the Company or any Subsidiary owed to “Seller” (as defined in the Elauwit Acquisition Agreement) pursuant to the Elauwit Acquisition Agreement in respect of the “Indemnification Holdback Amount” and “Consent Pro-Rata Amounts” (each as defined in the Elauwit Acquisition Agreement).

“Third Amendment Effective Date” means August 1, 2018.

(b)           Clause (e) of the definition of “Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(e)           all obligations in respect of the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 90 days after the date on which such trade account payable was created (unless subject to a bona fide dispute)), including, without limitation, any Earn Out Obligations (including, for the avoidance of doubt, the Elauwit Earn Out Obligations);

(c)           The definition of “Letter of Credit Expiration Date” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Letter of Credit Expiration Date” means the day that is seven (7) days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

(d)           The definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Permitted Acquisitions” means Investments consisting of an Acquisition by any Loan Party; provided, that: (a) no Default shall have occurred and be continuing or would result from such Acquisition, (b) the property acquired (or the property of the Person acquired) in such Acquisition is used or useful in the same or a related line of business as the Company and its Subsidiaries were engaged in on the Closing Date (or any reasonable extensions or expansions thereof), (c) the Administrative Agent shall have received all items in respect of the Equity Interests or property acquired in such Acquisition required to be delivered by the terms of Section 7.12 and/or Section 7.14, (d) in the case of an Acquisition of the Equity Interests of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (e) for any Acquisition other than the Elauwit Acquisition, the Company shall have delivered to the Administrative Agent a Pro Forma Compliance Certificate demonstrating that, upon giving Pro Forma Effect to such Acquisition, (i) the Loan Parties would be in compliance with the financial covenants set forth in Section 8.11(a) and (b) as of the most recent fiscal quarter end for which the Company was required to deliver financial statements pursuant to Section 7.01(a) or (b) and (ii) the Consolidated Leverage Ratio is at least 0.50 less than the ratio required to be maintained at such time by Section 8.11(a), (f) for any Acquisition other than the Elauwit Acquisition, the Company shall have delivered to the Administrative Agent pro forma financial statements for the Company and its Subsidiaries after giving effect to such Acquisition for the twelve month period ending as of the most recent fiscal quarter in a form satisfactory to the Administrative Agent, (g) the representations and warranties made by the Loan Parties in each Loan Document shall be true and correct in all respects at and as if made as of the date of such Acquisition (after giving effect thereto) except to the extent such representations and warranties expressly relate to an earlier date in which case they shall be true and correct in all respects as of such earlier date and except that for purposes of this clause (g), the representations and warranties contained in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01, (h) if such transaction involves the purchase of an interest in a partnership between the Company (or a Subsidiary) as a general partner and entities unaffiliated with a Company or such Subsidiary as the other partners, such transaction shall be effected by having such equity interest acquired by a corporate holding company directly or indirectly wholly-owned by the Company newly formed for the sole purpose of effecting such transaction, (i) for any Acquisition other than the Elauwit Acquisition, immediately after giving effect to such Acquisition, the Loan Parties shall have at least $25,000,000 of Liquidity, (j) the aggregate cash and non-cash consideration (including any assumption of Indebtedness, deferred purchase price, any Earn Out Obligations and any equity consideration) paid by the Loan Parties for all such Acquisitions (other than the Elauwit Acquisition) occurring during any fiscal year shall not exceed $10,000,000 and (k) the aggregate cash and non-cash consideration (including any assumption of Indebtedness, deferred purchase price, any Earn Out Obligations and any equity consideration) paid by the Loan Parties for all such Acquisitions (other than the Elauwit Acquisition) occurring during the term of this Agreement shall not exceed $25,000,000.

(e)           Section 2.03(a)(ii)(B) of the Credit Agreement is hereby amended to read as follows:

(B)          the expiry date of such requested Letter of Credit would occur after the date that is 365 days after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.  For the avoidance of doubt, the parties hereto agree that the obligation of the Lenders to reimburse the applicable L/C Issuer for any Unreimbursed Amount with respect to any Letter of Credit shall terminate on the Maturity Date with respect to any drawings occurring after that date.

(f)            Section 2.03(b)(iii) of the Credit Agreement is hereby amended to read as follows:

(iii)          If the Company so requests in any applicable Letter of Credit Application, the applicable L/C Issuer may, in its sole discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit such L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued.  Unless otherwise directed by the applicable L/C Issuer, the Company shall not be required to make a specific request to such L/C Issuer for any such extension.  Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the applicable L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the date that is 365 days after the Letter of Credit Expiration Date; provided, however, that such L/C Issuer shall not permit any such extension if (A) such L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.03(a) or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five (5) Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Company  that one or more of the applicable conditions specified in Section 5.02 is not then satisfied, and in each case directing such L/C Issuer not to permit such extension.

(g)           Section 6.15 of the Credit Agreement is hereby amended by adding the following text at the end thereof:

As of the Third Amendment Effective Date, the information included in any Beneficial Ownership Certification is true and correct in all respects.

(h)           Section 7.02 of the Credit Agreement is hereby amended by removing the word “and” at the end of subsection (k), replacing the “.” at the end of subsection (l) with the words “; and” and adding the following subsection (m):

(m)          promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws.

(i)            Section 8.03(j) of the Credit Agreement is hereby amended to read as follows:

(j)            (i) Earn Out Obligations incurred in connection with the consummation of any Permitted Acquisition (other than the Elauwit Acquisition); provided, that, (A) such Earn Out Obligations are not secured by any Lien on any Collateral, (B) the aggregate amount that could be required to be paid in connection with all such Earn Out Obligations in existence at any one time (assuming satisfaction of all payment criteria in connection therewith to the maximum extent) shall not exceed $5,000,000 and (C) for the avoidance of doubt, each such Earn Out Obligation must comply with clauses (j) and (k) of the definition of “Permitted Acquisitions” in Section 1.01 hereof, (ii) Elauwit Earn Out Obligations; provided, that, (A) such Earn Out Obligations are not secured by any Lien on any Collateral and (B) the aggregate amount that could be required to be paid in connection with all such Earn Out Obligations shall not exceed $15,000,000, and (iii) the Elauwit Holdback.

(j)            A new clause (d) is hereby added to Section 8.13 of the Credit Agreement to read as follows:

(d)           Amend or modify any of the terms of the Elauwit Acquisition Documents in any manner that is adverse to any Loan Party or Subsidiary or the Lenders, without the prior written consent of the Administrative Agent.

2.             Conditions Precedent.  This Agreement shall be effective upon:

(a)           receipt by the Administrative Agent of counterparts of this Agreement duly executed by (i) a Responsible Officer of each Loan Party, (ii) each Lender, (iii) each L/C Issuer and (iv) the Administrative Agent;

(b)           (i) upon the reasonable request of any Lender made at least five days prior to the date hereof, receipt by such Lender of the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the date hereof; and (ii) upon the request of any Lender made at least five days prior to the date hereof, if any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, receipt by the Administrative Agent of a Beneficial Ownership Certification in relation to such Borrower; and

(c)           receipt by the Administrative Agent of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including reasonable fees and expenses of its legal counsel) in connection with this Agreement to the extent invoiced as of the date hereof (paid directly to such counsel if requested by the Administrative Agent), without prejudice to a final settling of accounts between the Administrative Agent and the Loan Parties.

3.             Miscellaneous.

(a)           The Credit Agreement (as amended hereby) and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms.  This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent or any Lender of any rights and remedies under the Loan Documents, at law or in equity.

(b)           Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)           The Borrowers and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

(i)            Each of the Borrowers and the Guarantors has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement.  This Agreement and the execution, delivery and performance hereof by the Borrowers and the Guarantors do not contravene the terms of any such Person’s Organization Documents or conflict with or result in any breach or contravention of any law, agreement or obligation by which the Borrowers or any Guarantor is bound.

(ii)           This Agreement has been duly executed and delivered by each of the Borrowers and the Guarantors and constitutes a legal, valid and binding obligation of each of the Borrowers and the Guarantors, enforceable against each such Person in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally or by principles of equity pertaining to the availability of equitable remedies.

(iii)          No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement, other than those that have already been obtained and are in full force and effect.

(d)           The Borrowers and the Guarantors represent and warrant to the Administrative Agent and the Lenders that (i) after giving effect to this Agreement, the representations and warranties of the Borrowers and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all respects as of such earlier date, and except that for purposes of this Section 3(d)(i), the representations and warranties contained in clauses (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement, and (ii) after giving effect to this Agreement, no Default has occurred and is continuing.

(e)           This Agreement shall constitute a Loan Document for all purposes. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  This Agreement will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

(f)            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE TERMS OF SECTIONS 11.14 AND 11.15 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

(g)           This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(h)           If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	BOINGO WIRELESS, INC.,
a Delaware corporation

	By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Secretary

NEW YORK TELECOM PARTNERS, LLC,
a Delaware limited liability company

	By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer

GUARANTORS:	ADVANCED WIRELESS GROUP, LLC,
a Florida limited liability company

	By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Manager

BOINGO BROADBAND LLC,
a Delaware limited liability company

	By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Treasurer, and Secretary

CHICAGO CONCOURSE DEVELOPMENT GROUP, LLC,
a Delaware limited liability company

	By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Manager

BOINGO WIRELESS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

CONCOURSE COMMUNICATIONS BALTIMORE, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Treasurer, and Secretary

CONCOURSE COMMUNICATIONS CANADA, INC.,
a Delaware corporation

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Treasurer and Secretary

CONCOURSE COMMUNICATIONS GROUP, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Manager

CONCOURSE COMMUNICATIONS ILLINOIS, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Treasurer, and Secretary

CONCOURSE COMMUNICATIONS MINNESOTA, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Treasurer, and Secretary

CONCOURSE COMMUNICATIONS NASHVILLE, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Treasurer, and Secretary

BOINGO WIRELESS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

CONCOURSE COMMUNICATIONS OTTAWA, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Treasurer, and Secretary

CONCOURSE COMMUNICATIONS SSP, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Treasurer, and Secretary

CONCOURSE COMMUNICATIONS ST. LOUIS, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Treasurer, and Secretary

CONCOURSE HOLDING CO., LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Manager

ELECTRONIC MEDIA SYSTEMS, INC.,
a Florida corporation

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Treasurer and Secretary

ENDEKA GROUP, INC.,
a California corporation

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Treasurer, and Secretary

BOINGO WIRELESS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

INGATE HOLDING, LLC,
an Illinois limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Treasurer, and Secretary

INGATE TECHNOLOGIES, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Treasurer, and Secretary

OPTI-FI NETWORKS, LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Chief Financial Officer, Treasurer, and Secretary

TEGO COMMUNICATIONS, INC.,
a Delaware corporation

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Treasurer and Secretary

BOINGO LLC,
a Delaware limited liability company

By:	/s/ Peter Hovenier
Name: Peter Hovenier
Title: Manager

BOINGO WIRELESS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Melissa Mullis
Name: Melissa Mullis
Title: Assistant Vice President

BOINGO WIRELESS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and an L/C Issuer

	By:	/s/ Sophia Chen
Name: Sophia Chen
Title: Vice President

BOINGO WIRELESS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

SILICON VALLEY BANK,
as a Lender and an L/C Issuer

By:	/s/ Ashley Fairon
Name: Ashley Fairon
Title: Vice President

BOINGO WIRELESS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Andrew J. Meara
Name: Andrew J. Meara
Title: Senior Vice President

BOINGO WIRELESS, INC.

SECOND AMENDMENT TO CREDIT AGREEMENT